UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Date of this Report:  November 15, 2010

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CHDT CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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 FLORIDA

 0-28331

 84-1047159

 (State of Incorporation or

 (Commission File Number)

 (I.R.S. Employer

 Organization)

 Identification No.)

350 Jim Moran Blvd.

Suite 120

Deerfield Beach, Florida 33442

(Address of principal executive offices)

(954) 252-3440

(Registrant's telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

Item 7.01  Regulation FD Disclosure

CHDT Corporation issued a November 15, 2010 press release on its financial results for the fiscal quarter ending September 30, 2010.  A copy of the press release is attached to this Report as Exhibit 99.1.  The company shareholder conference call transcript for the aforesaid fiscal quarter is attached as Exhibit 99.2 to this Report.

 The information contained in this Report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The report on  financial results for the second quarter ended September 30, 2010, included in this Report on Form 8-K is qualified by a detailed discussion of associated material risks set forth in CHDT Corporation’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

 99.1

 November 15, 2010  CHDT Corporation Press Release regarding financial results for fiscal quarter ending September 30, 2010.

 99.2

 November 15, 2010 CHDT Corporation shareholder conference call transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on November 15, 2010, on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

By: /s/ James G. McClinton

 James G McClinton, Chief Operating Officer

EXHIBIT INDEX

 99.1

 November 15, 2010  CHDT Corporation Press Release regarding financial results for fiscal quarter ending September 30, 2010.

 99.2

 November 15, 2010 CHDT Corporation shareholder conference call transcript